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                                                                 EXHIBIT 10.9

                              EMPLOYMENT AGREEMENT


     THIS AGREEMENT is entered into this 30th day of November, 1992, by and between Universal Fabricators Incorporated, a close corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and Dailey J. Berard, (the "Employee").

                                  WITNESSETH:

     WHEREAS, prior to the date hereof, Employee was the President of Universal Partners, Inc., a Louisiana corporation ("Universal");

     WHEREAS, Universal and McDermott Incorporated, a Delaware corporation, pursuant to the terms of a Contribution Agreement (the "Contribution Agreement") of even date herewith, have contributed the Contributed Assets to the Company in exchange for the issuance by the Company of share certificates representing fifty-one (51%) and forty-nine (49%) percent, respectively, of the total authorized and issued share capital of the Company; and

     WHEREAS, the Company wishes to assure itself of the continued services of Employee for the period provided for in this Employment Agreement, and Employee desires to serve in the employ of the Company on a full-time basis for such period, upon the terms and conditions hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and promises herein contained, and for other good and valuable consideration, the receipt and
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sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties represent, covenant and agree as follows:


         1. Employment. The Company agrees to employ Employee, and Employee agrees to enter the employ of the Company, upon the terms and conditions provided herein.

         2. Position and Responsibilities. During the period of his employment hereunder, Employee shall be employed as President of the Company and shall perform such services for the Company and for any Affiliate of the Company when and as directed by the Company. The term "Company" as used in Sections 11, 12, 13, 14 and 15 shall include the Company and its Affiliates.

         3. Term. Employee's employment under this Agreement shall commence on November 30, 1992 and shall end on the date that Employee is no longer a shareholder in Universal. In the event that Employee continues in the employ of the Company after the end of such period, such continued employment shall be subject to the terms and conditions of this Employment Agreement but shall be terminable at will by either party.

         4. Duties. During the period of his employment hereunder, Employee shall devote all his business time, attention, skill and efforts to the faithful performance of his duties hereunder. Employee may not serve, or continue to serve, on the board of directors of, or hold any other offices or positions in, other companies or organizations, or engage in any other employment or business activity except for Uniscape, Inc. and Unisep, Inc., except the management of his passive investments and except for the Board of Directors of Universal without
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the express written approval of the Company's Board of Directors.  Employee shall be located at New Iberia, Louisiana and be available for such domestic or international travel as the needs of the Company require.

         5. Compensation. For all services to be rendered by Employee in any capacity under this Employment Agreement the Company shall pay Employee as compensation a salary at the annual rate of (see, attached Exhibit "A") payable in equal (semi-monthly installments on the fifteenth and last day of each month) unless a payment date falls on a holiday in which case the payment shall be made on the next preceding business day. Nothing contained herein shall preclude Employee from participating in the present or future employee benefit plans of the Company if he meets the eligibility requirements therefor.

         6. Reimbursement For Expenses. Employee shall be entitled to reimbursement for all ordinary and necessary business expenses incurred by him in the performance of his duties hereunder, provided no such expense shall be reimbursed unless Employee shall have properly accounted for expenses to the extent necessary to substantiate the Company's Federal income tax deductions for such expenses under the Internal Revenue Code, as amended, and the regulations thereunder or equivalent subsequent legislation.

         7. Vacation. Employee shall be entitled each year, at a time convenient to the Company, to a vacation of four (4) weeks during which time his compensation shall be paid in full.

         8.   Termination.

              A.       Employee's employment shall terminate upon his death.





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              B.       In the event Employee becomes, in the good faith
                       opinion of the Board of Directors of the Company, physically or mentally disabled so as to be unable, for a period of more than ninety (90) consecutive working days or for more than one hundred twenty
                       (120) working days in the aggregate during any 12-month period, to perform his duties hereunder on a full-time basis, the Company may at its option terminate his employment upon not less than thirty
                       (30) days' written notice.

              C. Employee's employment hereunder may be immediately terminated by the Company upon the occurrence of any of the following:

                       1. Employee commits, is arrested or otherwise officially charged with a felony or any crime involving moral turpitude or any other criminal activity or unethical conduct which, in the good faith opinion of the Board of Directors, would seriously impair Employee's ability to perform his duties hereunder or would impair the business reputation of the Company.

                       2. Employee commits an act, or omits to take action, in bad faith and to the detriment of the Company.

                       3. In the good faith opinion of the Board of Directors of the Company, Employee has failed to fully or faithfully perform his obligations under this Employment Agreement.

              D. Employee's employment may also be terminated pursuant to the provisions of Section 16B hereof.





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        9.  Wrongful Termination.  In the event Employee is terminated in violation of this Employment Agreement, the liability of the Company, if any, arising out of such termination shall be offset by any unemployment compensation received by Employee or any compensation for services rendered which is paid to or accrued for the benefit of Employee as a result of other employment during any unfulfilled portion of this Employment Agreement.

       10. Representations and Warranties of Employee. Employee represents and warrants to the Company that:

            A. Employee is under no contractual or other restriction or obligation compliance with which is inconsistent with the execution of this Employment Agreement, the performance of his obligations hereunder, or the other rights of the Company hereunder;

            B. Employee is under no physical or mental disability that would hinder the performance of his obligation under this Employment Agreement.


       11.  Discoveries and Inventions.

            A. Employee hereby assigns and agrees to assign to the Company all his right, title and interest in and to any and all inventions, discoveries, developments, modifications, improvements, ideas, know-how, techniques, designs, data, programs, processes, formulae and all other work products ("Work Products") whether tangible or intangible, which





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                       Employee conceives, reduces to practice, reduces to
                       writing or other storage media or otherwise creates either alone or jointly with others in the course of his employment.

              B. If any of such Work Product is created wholly or in part by Employee during his hours of actual work for the Company, or with the aid of the Company's materials, equipment or personnel, or arises out of or relates to the Company's business, then such creation shall be deemed conclusively to have occurred in the course of his employment. It is recognized that Employee will perform the duties assigned to him at times other than his actual working hours and the Company's rights hereunder shall not be diminished because Employee's Work Product was created at such other times.

              C. Employee agrees to perform all acts necessary to enable the Company to learn of and protect the rights it receives hereunder, including, but not limited to, making full and immediate disclosure to the Company and assisting in the preparation and execution of all
                       documents required to     acquire and convey to the
                       Company patent and copyright protection in the United States and elsewhere.

         12. Confidential Information. Employee agrees that he will not either during the period of his employment hereunder or at any time thereafter disclose to any unauthorized person, firm or corporation customer lists or information relating to customers, any trade secrets or confidential information relating to the Company, or to any of the businesses operated by the Company, and Employee confirms that such information constitutes the exclusive property of the Company.





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For the purposes of this Employment Agreement, the term "confidential information" shall mean information of any nature and in any form which at the time or times concerned is not generally known to those persons engaged in business similar to that conducted or contemplated by the Company. Employee shall return all tangible evidence of such confidential information to the Company prior to or at the termination of his employment.

         13. Obligation of Loyalty to the Company. During the term of this Employment Agreement and while employed by the Company, Employee agrees that he will not:

              A. Make any statement or perform any act intended to advance an interest of any existing or prospective competitor of the Company in any way that will or may injure the Company in its relationship and dealings with any existing or potential customer, supplier or creditor or solicit or encourage any other employee of the Company to do any act that is disloyal to the Company or inconsistent with the Company's interest or in violation of any provision of this Employment Agreement;

              B. Solicit any other employee to participate in or assist with the formation or operations of any business intended to compete with the Company or with respect to the possible future employment of such other employee by any such business;

              C. Inform any existing or potential customer, supplier or creditor of the Company that Employee intends to resign, or make any statement or do any act intended to cause any





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                       existing or potential customer, supplier or creditor
                       of the Company to learn of Employee's intention to resign; and


              D. Discuss with any existing or potential customer, supplier or creditor of the Company the present or future availability of services or products provided by a business which competes with or, where such services or products are competitive, with services or products which the Company provides.

         14. Covenant Not to Compete. If the employment of Employee is terminated by the Company pursuant to Section 8C hereof, then:

              A. Employee will not, for a period of twelve (12) months from such termination of employment in the Gulf of Mexico or any other region of the world in which the Company conducts business at the time of such termination of employment, directly or indirectly, own, manage, operate control, be employed by, participate in, or be connected in any manner with the ownership, management, operation or control of any business in competition with the business conducted by the Company at the time of such termination, including the business of fabrication and assembly of jackets, decks, topside facilities and equipment for installation and use off-shore in the production and processing of oil and gas; and

              B. Employee will not call upon any customer of the Company or any potential customer with whom the customer has been negotiating or is expecting to negotiate, for the purpose of soliciting,





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                       diverting, enticing  away the business of such person
                       or entity, or otherwise disrupting any previously established relationship between such person or entity and the Company.

         15. Injunctive Relief. If there is a breach or threatened breach by the Employee of the provisions of Sections 12, 13 or 14 of this Employment Agreement during or after the term of this Employment Agreement, the Company shall be entitled to an injunction restraining the Employee of the violation of such section. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedy it may have in the event of the breach of this Agreement by Employee.

         16. Consolidation, Merger, or Sale of Assets. In the event of a future disposition of (or including) the properties and business of the Company, substantially as an entirety, by merger, consolidation, sale of assets, joint venture or otherwise, then the Company may elect:

              A. To assign this Employment Agreement and all of its rights and obligations hereunder to the acquiring or surviving person or entity; provided that such corporation, person or entity shall assume in writing all of the obligations of the Company hereunder; and provided further that the Company (in the event and so long as it remains in business as an independent going enterprise) shall remain liable for the performance of its obligations hereunder in the event of an unjustified failure of the acquiring corporation to perform its obligations under this Employment Agreement; or





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              B.       In addition to its other rights of termination, to
                       terminate this Agreement upon at least thirty (30) days' written notice by paying Employee the compensation at the rate provided in Section 5 to the date on which such termination shall take effect.

         17. Headings. Section and other headings contained in this Employment Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Employment Agreement.

         18. Jurisdiction and Venue. This Employment Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Louisiana, and the parties hereby irrevocably and unconditionally consent and submit to the in personam jurisdiction of any court located in Lafayette, Louisiana having jurisdiction over all matters relating to this Employment Agreement. Each party agrees that service of process in any action or proceeding hereunder may be made upon such party by certified mail, return receipt requested to the address for notice set forth herein. Each party irrevocably waives any objection it may have to the venue of any action, suit or proceeding brought in such courts or to the convenience of the forum and each party irrevocably waives the right to proceed in any other jurisdiction. Final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any indebtedness or liability of any party therein described.

         19. Integrated Agreement. This Employment Agreement, the exhibits hereto and all other documents and instruments delivered in accordance with the terms hereof constitute the entire understanding and agreement among the parties hereto





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with respect to the subject matter hereof, and there are no agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein or therein provided for.

         20. Severability. Each provision of this Employment Agreement is intended to be severable. In the event that any one or more of the provisions contained in this Employment Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect the validity or enforceability of any other provision of this Employment Agreement, but this Employment Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained therein, provided, however, that no provision shall be severed if it is clearly apparent under the circumstances that the parties would not have entered into the Agreement without such provision.

         21. Amendments. This Employment Agreement may be amended or modified at any time in all respects, but only by an instrument in writing executed by the parties hereto.

         22. Notices. Any notice, communication, request, reply or advice (hereinafter severally and collectively called "notice" in this Employment Agreement provided or permitted to be given or made by any party to another must be in writing and may be given or served by depositing same in the United States mail, postage prepaid and registered or certified with return receipt requested, or by delivering the same to the address of the person or entity to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective 48 hours after such deposit, and notice delivered in person shall be effective at the time of delivery. For purposes of notice, the addresses of the parties shall, until changed as hereinafter provided, be as follows:





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     (a)  If to the Company:              Universal Fabricators Incorporated
                                          P.O. Box 11308
                                          Port Road, Port of New Iberia
                                          New Iberia, Louisiana 70562
                  Attention:              Controller
                   Telecopy:              (318) 365-3711


or at such other address as the Company may have advised Employee in writing;
and


        (b)  If to Employee:              Dailey J. Berard
                                          P.O. Box 11308
                                          Port Road, Port of New Iberia
                                          New Iberia, Louisiana 70562
                   Telecopy:              (318) 365-3711


or at such other address as Employee may have advised the Company in writing.


         23. Waiver. The failure by any party to enforce any of its rights hereunder shall not be deemed to be a waiver of such rights, unless such waiver is an express written waiver which has been signed by the waiving party, and in the case of the Company, expressly approved by its Board of Directors. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision hereof.

         24. Counterpart Execution. This Employment Agreement may be executed in one or more counterparts and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same documents. All counterparts so executed and delivered shall be deemed to be an original, shall be construed together and shall constitute one agreement.





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         25.  Defined Terms.  All capitalized terms used herein but not defined shall have the meaning attributed to them in the Contribution Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the day and year first above written.


                                            COMPANY


                                            UNIVERSAL FABRICATORS INCORPORATED


                                            By:     /s/ James C. Conrad
                                               -------------------------------

                                            Title:       Controller
                                                  ----------------------------



                                            EMPLOYEE

                                                     /s/ Dailey J. Berard
                                            ----------------------------------






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                        SCHEDULES INTENTIONALLY OMITTED


                  REGISTRANT WILL PROVIDE COPIES UPON REQUEST





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